SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 11, 2000

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                       1-3480                     41-0423660
(State of Incorporation)            (Commission                (IRS Employer
                                    File Number)            Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                        Bismarck, North Dakota 58506-5650
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (701) 222-7900


         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS.
          ------------

               On September 11, 2000, MDU Resources Group, Inc. (the "Company") sold to Acqua Wellington North American Equities Fund, Ltd. ("Acqua Wellington") 214,378 shares of Company common stock, par value $1.00 per share (the "Shares"), and the Preference Share Purchase Rights appurtenant thereto (the "Rights") at an average purchase price of $24.2323 per share, for a total purchase price of $5,194,877, pursuant to a Purchase Agreement by and between the Company and Acqua Wellington, dated September 11, 2000. The Company received proceeds from this sale of $5,194,877 and estimates its expenses relating thereto to be $32,500. The Shares and the Rights are registered under The Securities Act of 1933, as amended, on Form S-3.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

               (c) Exhibits.

                   99. Purchase Agreement, dated September 11, 2000.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 12, 2000

                                        MDU RESOURCES GROUP, INC.


                                        By: /s/ Vernon A. Raile
                                           ------------------------------------
                                                      Vernon A. Raile
                                              Vice President, Controller and
                                                  Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit Number                     Description of Exhibit
--------------                     ----------------------

     99                  Purchase Agreement, dated September 11, 2000